Restriction on Cash and Due From Banks	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents [Abstract]
Restriction On Cash And Due From Banks [Text Block]
Note 2:	Restriction on Cash and Due From Banks

The Company is required to maintain reserve funds in cash and/or on deposit with the Federal Reserve Bank.  The reserve required at December 31, 2013 and 2012, was $3.3 million and $5.3 million, respectively.